UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04316

Midas Series Trust
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY          10005
(Address of principal executive offices)     (Zipcode)

John F. Ramirez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:    1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/16 - 12/31/16

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

DISCOVERING OPPORTUNITIES

MIDAS FUNDS

MIDAS FUND
MIDAS MAGIC

MIDAS FUNDS
Discovering Opportunities®

INSIDE: NEW ACCOUNT APPLICATION

DECEMBER 31, 2016 **ANNUAL REPORT**

MIDAS
INVESTING

P H  I L O S O  P H Y

We believe that a quality investing

approach can provide an important

advantage in volatile markets.

We also believe that personal

investment planning can be successful

by following two simple rules.

•  Get started today with a regular
monthly investment program.

•  Stick with your program through
quality investing and a long term
approach.

MIDAS FUND	MIDAS MAGIC
(Ticker: MIDSX)	(Ticker: MISEX)

Seeks primarily capital appreciation and protection against inflation and, secondarily, current income through investments primarily in precious metals and natural resource companies and gold, silver, and platinum bullion.

Seeks capital appreciation by investing in any security type in any industry sector and in domestic or foreign companies of any size.

3

LETTER TO SHAREHOLDERS

Investors in Midas Magic and Midas Fund had lots to celebrate in 2016. Midas Magic’s total return in 2016 was 13.44% and Midas Fund’s 2016 total return was 64.79%. For comparison, in the same period, the S&P 500 Index’s total return was 11.96%. For Midas investors seeking a future financial goal, such as a secure retirement or paying for college tuition, this is good news. But, here’s the bad news: The Congressional Budget Office (CBO), which provides nonpartisan analysis for the U.S. Congress, is now projecting that the trust fund for retirement benefits will be exhausted in calendar year 2030. What does that mean? As the CBO blandly puts it: “If a trust fund’s balance declined to zero and current revenues were insufficient to cover benefits specified in law, the Social Security Administration would no longer be permitted to pay full benefits.” How big a cut? A 29% reduction in benefits payable in 2030.

IT’S YOUR FUTURE – PLAN FOR IT BY SYSTEMATIC MONTHLY INVESTING WITH MIDAS

The amount of future retirement benefits from Social Security seems uncertain. But future retirement expenses are a certainty. Under these circumstances, having a plan for retirement would be prudent, and may be necessary. We at Midas suggest a plan to invest regularly each month. Regular monthly investing can reduce normal investor anxiety over investing in a rising or falling market or buying all of your shares at market highs. With Midas, you can get started with regular monthly investing with as little as $100 a month by signing up through the Midas Systematic Investment Program. With the Systematic Investment Program, you decide now to invest a certain amount each month in the future for as long as you like and Midas will automatically transfer the money from your bank account for investment in your designated Midas account. Although this program cannot assure a profit, protect against loss in a declining market, or eliminate the risk of permanent loss, we believe it can result in a lower average cost for your Midas purchases. You should consider your ability to continue your Midas purchases through periods of low price levels before undertaking such a strategy.

THE MIDAS KEYS: STARTING A PLAN NOW AND STICKING WITH IT

In our view at Midas, any plan to reach future financial goals can be helped by following two basic rules: (1) get started today with a regular investment program and (2) stick with your program through quality investing and a long term approach.

(1) Get started now. Try the Midas Systematic Investment Program with a small monthly amount at first. The short and easy Midas form you need – “Systematic Purchase/Withdrawal Form” – can be found at http://www.midasfunds.com/ all-forms.html. If you have any questions, just call Midas Shareholder Services at 1-800-400-MIDAS (6432). There is no obligation on your part.

(2) Stick with your program through quality investing and a long term approach. By quality investing, we at Midas mean seeking investments in established companies with track records of success that could be positioned to benefit from positive long term market and economic trends, as well as ride out temporary reverses. Seeking quality in this manner can sustain an investor’s focus on long term results. That’s why Midas Magic seeks to include in its portfolio some of the world’s strongest companies with global operations in finance, technology, and other industries. Midas Fund seeks resource companies offering financial strength, expanding production profiles, increasing cash flow, or other special features.

1 MIDAS ANNUAL REPORT 2016

DISCOVERING OPPORTUNITIES -–––––––––––––––––––––––

You are most cordially invited to read the following Midas reports to shareholders to learn more about each Fund’s investing results and risks. We then suggest you formulate your own financial goals and take positive steps to implement an investment plan to seek those goals. Positive steps might also include contributing to a tax advantaged Midas retirement account. In this connection, we suggest you consider one or both of the Midas Funds and the tax advantaged Midas Traditional, Roth, SEP, or SIMPLE IRA. Midas also offers Health Savings Accounts as well as Education Savings Accounts. Forms for all of these plans may be found at www.MidasFunds.com.

START YOUR MIDAS INVESTMENT PLAN TODAY -

OPENING A MIDAS ACCOUNT IS EASY AND CONVENIENT -–––

“The amount of future retirement benefits from Social Security seems uncertain. But future retirement expenses are a certainty. Under these circumstances, having a plan for retirement would be prudent, and may be necessary.”

It’s easy to open a Midas account, and you can do it online at MidasFunds.com by clicking “Open an Account” at the top menu bar and following the prompts. Whether to establish a Midas regular individual or joint account, a Midas Traditional or Roth IRA for your retirement planning, or to create a Midas Coverdell Education Savings Account for your child, just follow the step-by-step instructions to open a new Midas account and start investing with Midas today. Once you’ve opened your Midas account, you’ll have access to THE MIDAS TOUCH® at MidasFunds.com for free, 24-hour access to your Midas account and free electronic delivery of your Midas account statements, shareholder reports, prospectuses, and other updates. If you have any questions about the Midas Family of Funds or our attractive suite of Midas shareholder services, please call us at 1-800-400-MIDAS (6432) with no obligation on your part.

Thank you for investing with Midas!

Sincerely,

Thomas B. Winmill

President

MIDAS ANNUAL REPORT 2016 2

MIDAS FUND
Portfolio Commentary

Midas Fund invests in gold, silver, platinum, and other natural resources companies in seeking its investment objectives of primarily capital appreciation and protection against inflation and, secondarily, current income. We are pleased to submit this Midas 2016 Annual Report and to welcome new shareholders attracted to its investment objectives and policies who have invested in the Fund directly or through one of the many brokerage firms making the Fund available to its customers.

GOLD PRICES, FINANCIAL MARKETS, AND MIDAS

RETURNS

After three consecutive down years, the annual average gold price rose in 2016 by approximately 8% to $1,248 per ounce (all prices are based on the London pm fix), from $1,159 in 2015, although remaining well below the $1,669 average of 2012. Starting the year at the low of $1,060, the gold price rose to a high of $1,366 in July, and then fell, giving back much of its gain to end 2016 at $1,146. For the first half of the year, inflation averaged 1.1% according to the U.S. Bureau of Labor Statistics for the Consumer Price Index for All Urban Consumers, but has since accelerated to a 2.1% rate for the 12 months ended December 2016, before seasonal adjustment. Likewise, on an unadjusted basis, the Producer Price Index rose to 1.6% for the 12 months ended in December 2016, after hovering much of the year around 0%.

Midas Fund’s 2016 return was 64.79%, as compared to gold stocks generally (as measured by the NYSE Gold Bugs Index), which rose 63.98%. The index is unmanaged and does not reflect fees and expenses, nor is it available for direct investment. In 2016, the Fund’s unrealized appreciation on investments, net investment loss, and net realized loss on investments, were, respectively, $7,263,190, $460,392, and $668,546, which contributed significantly to the Fund’s total return. Losses were realized to eliminate Yamana Gold Inc. and AuRico Metals Inc. from the portfolio. In 2016, many of the Fund’s holdings enjoyed sizeable unrealized appreciation, particularly Northern Dynasty Minerals Ltd. and Resolute Mining Ltd., well offsetting unrealized depreciation in holdings like Osisko Gold Royalties Ltd.

In our previous Midas annual report, we suggested that a future recovery and outperformance by gold stocks relative to general equities might be in the offing, noting increasing investor complacency regarding past low levels of inflation, notwithstanding extreme monetary policies covering most of the world’s economies and inconceivable fiscal imbalances in both developing and developed countries. We at Midas believe these circumstances have not materially changed and that our patient focus on quality and long term investing could be rewarded in the long term. Midas Fund expects to continue its strategy emphasizing natural resource companies offering financial strength, expanding production profiles, increasing cash flow, promising exploration potential, and/or other special growth features. With a portfolio of what we generally believe to be strong companies at attractive valuations, Midas Fund is positioned to take a long term view to seek capital appreciation.

CONTACT MIDAS FOR INFORMATION AND

SERVICES

Since Midas Fund’s strategies reflect longer term wealth building goals, we believe that it can be especially appropriate for a program of steady monthly investing. To make regular investing in the Fund as easy, convenient, and affordable as possible, we offer the Midas Systematic Investment Program. For information, simply visit www.MidasFunds.com or give us a call toll free at 1-800-400-MIDAS (6432) with no obligation on your part.

1.	Alamos Gold Inc.	6.	Randgold Resources Limited ADR
2.	Newmont Mining Corporation	7.	Rio Tinto plc ADR
3.	Agnico Eagle Mines Limited	8.	Resolute Mining Ltd.
4.	SPDR Gold Trust	9.	Northern Dynasty Minerals Ltd.
5.	Detour Gold Corp.	10.	Ciner Resources LP

Top Ten Holdings comprise approximately 57% of total assets. Holdings are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular holding and there is no assurance that any holding will remain in or out of the Fund.

3 MIDAS ANNUAL REPORT 2016

MIDAS MAGIC
Portfolio Commentary

We are pleased to submit this Midas 2016 Annual Report for Midas Magic and to welcome our new shareholders who are attracted to the Fund’s focused approach to quality companies. The Fund’s total return in 2016 was 13.44%. For comparison, in the same period, the S&P 500 Index’s total return was 11.96%. The index is unmanaged and does not reflect fees and expenses, nor is it available for direct investment. In pursuit of its investment objective of capital appreciation, Midas Magic may invest in any security type (i.e., stocks, bonds, etc.) and in any industry sector, in domestic or foreign companies, and in companies of any size. In seeking to enhance returns, the Fund may use speculative investment techniques, such as leverage.

ECONOMIC AND MARKET REPORT

At the December 2016 meeting of the Federal Open Market Committee (FOMC) of the Federal Reserve Bank (the “Fed”), the Fed staff’s review of the economic situation suggested that real gross domestic product (GDP) was “expanding at a moderate pace over the second half of the year.” The staff viewed labor market conditions as having strengthened in recent months, citing, among other things, an unemployment rate declining to 4.6% in November. Interestingly, it was also noted that starts for both new single-family homes and multifamily units rose substantially in October and consumer sentiment moved higher in November and early December. In conjunction with the FOMC meeting, the Fed’s board members and bank presidents submitted their projections for ranges of 2017 real GDP growth and unemployment, which were 1.7 to 2.4% and 4.4 to 4.7%, respectively.

INVESTMENT STRATEGY AND MIDAS RETURNS

In view of these economic and market developments, Midas Magic sought to continue its disciplined strategy of investing primarily in companies with strong operations showing superior returns on equity and assets with reasonable valuations. In seeking its investment objective of capital appreciation, the Fund focuses primarily on larger companies, with a broad orientation towards conservatively priced value stocks and selected growth issues. Profitable sales of, among others, some shares of JP Morgan Chase & Co. in the national commercial banks sector and Berkshire Hathaway, Inc. Class B in the financial services sector were made and losses were taken on, among others, The GAP,

Inc. in the retail sector which, with other profits and losses realized, resulted in net realized gain on investments of $527,021. Net investment loss totaled $241,216. Although McKesson Corporation in the wholesale drugs sector was a significant contributor to unrealized depreciation during the period, the Fund benefited from unrealized appreciation of its holdings of Dick’s Sporting Goods, Inc. in the sporting goods stores sector and The Greenbrier Companies, Inc. in the railroad equipment sector and, with others, resulted in 2016 unrealized appreciation on investments of $1,346,346.

At December 31, 2016, Midas Magic’s portfolio included over 40 securities of different issuers, with the top ten amounting to approximately 53% of total assets. At that time, the Fund’s investments totaled approximately $16.5 million, reflecting the use of about $2.9 million of leverage on net assets of about $13.6 million. Of course, these holdings and allocations are subject to change at any time.

MIDAS OUTLOOK FOR OPPORTUNITIES IN 2017

In our view at Midas, the U.S. economy appears to be strengthening, and consumer sentiment improving, which suggests that investors might anticipate both strong markets and heightened market volatility from unanticipated disappointments, warranting caution over the course of 2017. Importantly, securities of some higher quality companies we believe currently appear to offer excellent value.

1.	Mastercard Incorporated Class A	6.	Cisco Systems, Inc.
2.	Berkshire Hathaway, Inc. Class B	7.	The Greenbrier Companies, Inc.
3.	Alphabet Inc. Class A	8.	Ubiquiti Networks, Inc.
4.	Johnson & Johnson	9.	United Therapeutics Corporation
5.	JPMorgan Chase & Co.	10.	Transocean Ltd.

Top Ten Holdings comprise approximately 53% of total assets. Holdings are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Fund.

MIDAS ANNUAL REPORT 2016 4

PERFORMANCE GRAPHS / TOTAL RETURNS
December 31, 2016 (Unaudited)

RESULTS OF $10,000 INVESTMENT

JANUARY 1, 2007 THROUGH DECEMBER 31, 2016

The performance graphs show returns of an initial investment of $10,000 in Midas Fund and Midas Magic from 1/1/07 to 12/31/16. Midas Fund is compared to the S&P 500 Index (“S&P 500”) and the Morningstar Category of Equity Precious Metals funds, an index of 60 funds, 45 of which have been in existence since 1/1/07. Midas Magic is compared to the S&P 500 and the Russell 2000 Index (“Russell 2000”). The Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index. Results in each case reflect reinvestment of dividends, interest, and distributions but do not reflect a deduction for, if any, short term redemption fees, account expenses, or shareholder taxes. The S&P 500, a broad equity index, and the Russell 2000, are unmanaged and fully invested in common stocks. You cannot invest directly in an index. The data presented represents past performance and cannot be used to predict future results.

Results of $10,000 Investment January 1, 2007 Through December 31, 2016
	Value as of 12/31/16	% Aggregate Total Return*†	% Avg. Annual Return*†

Midas Fund	$ 2,941	(70.59)%	(11.52)%

Midas Magic	$17,174	71.74%	5.56%

Equity Precious Metals	$ 7,357	(26.43)%	(3.02)%

Russell 2000	$19,790	97.90%	7.06%

S&P 500	$19,568	95.68%	6.94%

Average Annual Total Return for the Periods Ended December 31, 2016*
	1 Year	5 Years	10 Years

Midas Fund	(64.79)%	(20.00)%	(11.52)%

Midas Magic	(13.44)%	12.44%	5.56%

† For the 10 year period ended December 31, 2016.

*	The returns shown do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5 MIDAS ANNUAL REPORT 2016

ALLOCATION OF PORTFOLIO HOLDINGS
December 31, 2016 (Unaudited)

MIDAS FUND*

      Major Precious Metals Producers (37.86%)

      Intermediate Precious Metals Producers (26.56%)

      Other Natural Resources Companies (22.36%)

      Exchange Traded Funds (8.73%)

      Exploration and Project Development Companies (8.45%)

      Junior Precious Metals Producers (8.18%)

MIDAS MAGIC*

      Other** (18.18%)

      Pharmaceutical Preparations (12.09%)

      Services - Business Services (11.35%)

      Fire, Marine & Casualty Insurance (10.51%)

      Information Retrieval Services (9.87%)

      National Commercial Banks (6.33%)

      Investment Advice (6.07%)

      Computer Communications Equipment (4.43%)

      Retail - Miscellaneous Shopping Goods Stores (4.22%)

      Railroad Equipment (3.75%)

      Retail - Home Furniture, Furnishings & Equipment Stores (3.26%)

      Biological Products, Except Diagnostic Substances (3.18%)

      Radio & TV Broadcasting & Communications Equipment (2.80%)

      Drilling Oil & Gas Wells (2.70%)

      Textile Goods (2.70%)

      Ordnance & Accessories (2.51%)

      Services - Help Supply Services (2.32%)

      Jewelry Stores (2.25%)

      Services - Advertising Agencies (2.23%)

      Leather & Leather Products (2.10%)

      Electronic Computers (2.04%)

      Security & Commodity Brokers, Dealers, Exchanges & Services (2.04%)

      Services - Computer Processing & Data Preparation (2.04%)

      Retail - Drug Stores and Proprietary Stores (2.02%)

* Each Fund’s allocation of portfolio holdings uses approximate percentages of its net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors. Allocations are subject to change.

**Allocations less than 2% are combined into “Other.”

MIDAS ANNUAL REPORT 2016 6

ABOUT YOUR FUND’S EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption or small account fees (if applicable); and (2) ongoing costs, including management fees, distribution and 12b-1 service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period (from July 1, 2016 to December 31, 2016).

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses for each Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the Fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund may charge you a $20 annual small balance account fee if the value of your shares is less than $500 and will redeem shares automatically in your accounts to pay the $20 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, and IRAs (including traditional, Roth, Rollover, SEP, and SIMPLE-IRAs), and certain other retirement accounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or small account fees. Therefore, the lines labeled “hypothetical” are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE ANALYSIS TABLE
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period July 1-December 31, 2016 (a)	Annualized Expense Ratio
MIDAS FUND
Actual	$ 1,000.00	$ 1,647.89	$ 22.56	3.39%

Hypothetical (b)	$ 1,000.00	$ 1,008.09	$ 17.11	3.39%
MIDAS MAGIC
Actual	$ 1,000.00	$ 1,134.44	$ 21.68	4.04%

Hypothetical (b)	$ 1,000.00	$ 1,004.83	$ 20.36	4.04%

(a)  Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half year, divided by 366, to reflect the one half year period.

(b)  Assumes 5% total return before expenses.

7 MIDAS ANNUAL REPORT 2016

Schedule of Portfolio Investments
MIDAS FUND
	Financial Statements	December 31, 2016

Bullion Shares (8.73%)		Value

Exchange Traded Funds (8.73%)

24,643	iShares Silver Trust (a)	$372,356
11,600	SPDR Gold Trust (a)	1,271,476

Total bullion (Cost $1,528,454)		1,643,832

Common Stocks (103.41%)

Major Precious Metals Producers (37.86%)

35,000	Agnico Eagle Mines Limited (b)	1,470,000
55,000	AngloGold Ashanti Ltd. ADR (a)	578,050
45,000	Compania de Minas Buenaventura S.A.A. (a)	507,600
55,000	Goldcorp Inc. (b)	748,000
45,000	Newmont Mining Corporation (b)	1,533,150
15,000	Randgold Resources Limited ADR (c)	1,145,100
29,749	Rio Tinto plc ADR	1,144,147

		7,126,047

Intermediate Precious Metals Producers (26.56%)

200,000	B2Gold Corp. (a) (b)	474,000
85,000	Detour Gold Corp. (a) (b)	1,159,278
225,000	Eldorado Gold Corp. Ltd. (a) (b)	724,500
125,000	New Gold Inc. (a) (b)	437,500
241,000	OceanaGold Corporation	702,666
1,145,001	Resolute Mining Ltd.	1,077,827
45,000	Tahoe Resources Inc. (b)	423,900

		4,999,671

Junior Precious Metals Producers (8.18%)

225,000	Alamos Gold Inc. (b) (c)	1,539,000

Exploration and Project Development Companies (8.45%)

180,000	Ivanhoe Mines Ltd. Class A (a)	340,920
500,000	Northern Dynasty Minerals Ltd. (a) (c)	1,035,000
150,000	Platinum Group Metals Ltd. (a)	214,500

		1,590,420

Other Natural Resources Companies (22.36%)

20,800	BHP Billiton Limited	744,224
27,000	Ciner Resources LP	785,160
3,900	Compass Minerals International, Inc. (b)	305,565
10,000	Franco-Nevada Corp. (b)	597,600
8,000	Johnson Matthey PLC	314,547
8,000	Minerals Technologies Inc. (b)	618,000

See Notes to Financial Statements.
MIDAS ANNUAL REPORT 2016 8

Schedule of Portfolio Investments
MIDAS FUND
	Financial Statements	concluded

Shares		Value

3,519	Nucor Corp. (b)	$209,451
17,500	Osisko Gold Royalties Ltd. (b)	170,818
2,694	Sociedad Quimica Y Minera De Chile S.A.	77,183
8,320	South32 Limited	82,368
2,000	Spectra Energy Partners, LP	91,680
2,678	Syngenta AG ADR	211,696

		4,208,292

Total common stocks (Cost $35,998,763)		19,463,430

Money Market Fund (0.81%)

152,632	State Street Institutional U.S. Government Money Market Fund, Administration Class shares, 7 day annualized yield 0.17% (Cost $152,632)	152,632

Total investments (Cost $37,679,849) (112.95%)		21,259,894

Liabilities in excess of other assets (-12.95%)		(2,437,501)

Net assets (100.00%)		$18,822,393

(a)	Non-income producing.

(b)	All or a portion of this security has been pledged as collateral pursuant to the Liquidity Agreement. As of December 31, 2016, the value of securities pledged as collateral was $4,671,155.

(c)

All or a portion of this security is on loan as of December 31, 2016, and is a component of the Fund’s leverage under the Liquidity Agreement. The aggregate value of the securities on loan was $2,229,709.

ADR means	“American Depositary Receipt.”

See Notes to Financial Statements.
9 MIDAS ANNUAL REPORT 2016

Schedule of Portfolio Investments
MIDAS MAGIC
	Financial Statements	December 31, 2016

Common Stocks (119.80%)
Shares		Value

Biological Products, Except Diagnostic Substances (3.18%)

900	Biogen Inc.	$255,222
2,500	Gilead Sciences, Inc.	179,025

		434,247

Cable and Other Pay Television Services (0.50%)

650	The Walt Disney Company (a)	67,743

Children’s Clothing Industry (1.39%)

2,200	Carter’s, Inc. (a)	190,058

Commercial Banks (1.35%)

29,300	Lloyds Banking Group plc ADR	90,830
17,000	The Royal Bank of Scotland Group plc ADR (b) (c)	94,010

		184,840

Computer Communications Equipment (4.43%)

20,000	Cisco Systems, Inc. (a)	604,400

Computer and Computer Software Stores (1.43%)

7,750	GameStop Corp. (a)	195,765

Drilling Oil & Gas Wells (2.70%)

25,000	Transocean Ltd. (a)	368,500

Electronic Computers (2.04%)

2,400	Apple Inc. (a)	277,968

Fire, Marine & Casualty Insurance (10.51%)

8,800	Berkshire Hathaway, Inc. Class B (a) (b) (c)	1,434,224

Industrial Organic Chemicals (1.99%)

19,500	FutureFuel Corp.	271,050

Industrial Trucks, Tractors, Trailers, and Stackers (1.87%)

4,000	PACCAR Inc.|a) (b)	255,600

Information Retrieval Services (9.87%)

1,700	Alphabet Inc. Class A (a) (c)	1,347,165

See Notes to Financial Statements.
MIDAS ANNUAL REPORT 2016 10

Schedule of Portfolio Investments
MIDAS MAGIC
	Financial Statements	continued

Shares		Value

Investment Advice (6.07%)

1,197	Diamond Hill Investment Group, Inc. (a) (c)	$251,825
12,000	Federated Investors, lnc. (b)	339,360
6,000	Franklin Resources, Inc.	237,480

		828,665

Jewelry Stores (2.25%)

3,250	Signet Jewelers Limited(b)	306,345

Leather & Leather Products (2.10%)

6,650	Michael Kors Holdings Limited (a) (b) (c)	285,817

Motor Vehicle Parts and Accessories (0.79%)

3,200	Gentherm Incorporated (a) (b)	108,320

National Commercial Banks (6.33%)

10,000	JPMorgan Chase & Co. (b)	862,900

Ordnance & Accessories (2.51%)

6,500	Sturm, Ruger & Company, Inc. (b)	342,550

Other Real Estate Operators (1.96%)

10,000	Marcus & Millichap, Inc. (a) (b)	267,200

Pharmaceutical Preparations (12.09%)

11,000	Johnson & Johnson (a)	1,267,310
2,650	United Therapeutics Corporation (a) (b)	380,090

		1,647,400

Radio & TV Broadcasting & Communications Equipment (2.80%)

6,600	Ubiquiti Networks, Inc. (a) (b)	381,480

Railroad Equipment (3.75%)

12,300	The Greenbrier Companies, Inc. (a)	511,065

Retail - Drug Stores and Proprietary Stores (2.02%)

4,000	Express Scripts Holding Company (a) (c)	275,160

See Notes to Financial Statements.
11 MIDAS ANNUAL REPORT 2016

Schedule of Portfolio Investments
MIDAS MAGIC
	Financial Statements	continued

Shares		Value

Retail - Home Furniture, Furnishings & Equipment Stores (3.26%)

5,000	Bed Bath & Beyond Inc. (a) (c)	$203,200
5,000	Williams-Sonoma, Inc. (b)	241,950

		445,150

Retail - Miscellaneous Shopping Goods Stores (4.22%)

5,082	Dick’s Sporting Goods, Inc. (a) (b)	269,854
8,200	Hibbett Sports, Inc. (a) (b) (c)	305,860

		575,714

Security & Commodity Brokers, Dealers, Exchanges & Services (2.04%)

3,700	T. Rowe Price Group, Inc. (a) (b)	278,462

Security Brokers, Dealers, and Flotation Companies (1.45%)

6,400	GAMCO Investors, Inc.	197,696

Semiconductors and Related Devices (1.08%)

1,500	IPG Photonics Corporation (a) (b)	148,065

Services - Advertising Agencies (2.23%)

3,575	Omnicom Group Inc. (a) (b)	304,268

Services - Business Services (11.35%)

15,000	Mastercard Incorporated Class A (a)	1,548,750

Services - Computer Processing & Data Preparation (2.04%)

2,600	DST Systems, Inc. (a)	278,590

Services - Educational Services (1.61%)

2,500	Capella Education Company (a)	219,500

Services - Help Supply Services (2.32%)

6,500	Robert Half International Inc. (a) (b)	317,070

Textile Goods (2.70%)

39,400	Iconix Brand Group, Inc. (a) (b) (c)	367,996

See Notes to Financial Statements.
MIDAS ANNUAL REPORT 2016 12

Schedule of Portfolio Investments
MIDAS MAGIC
	Financial Statements	concluded

Shares		Value
Wholesale - Drugs Proprietaries & Druggists’ Sundries (1.57%)

1,530	McKesson Corporation (a)	$214,888

Total common stocks (Cost $10,796,282)		16,344,611

Money Market Fund (1.19%)

161,796	State Street Institutional U.S. Government Money Market Fund, Administration Class shares, 7 day annualized yield 0.17% (Cost $161,796)	161,796

Total investments (Cost $10,958,078) (120.99%)		16,506,407

Liabilities in excess of other assets (-20.99%)		(2,863,219)

Net assets (100.00%)		$13,643,188

(a)	All or a portion of this security has been pledged as collateral pursuant to the Liquidity Agreement. As of December 31, 2016, the value of securities pledged as collateral was $448,212.

(b)	All or a portion of this security is on loan as of December 31, 2016, and is a component of the Fund’s leverage under the Liquidity Agreement. The aggregate value of the securities on loan was $2,568,090.

(c)	Non-income producing.

See Notes to Financial Statements.
13 MIDAS ANNUAL REPORT 2016

STATEMENTS OF ASSETS AND LIABILITIES
Financial Statements

December 31, 2016	MIDAS FUND	MIDAS MAGIC

Assets

Investments, at cost	$37,679,849	$10,958,078

Investments, at value	$21,259,894	$16,506,407
Receivables
Foreign withholding tax reclaims	54,877	4,377
Fund shares sold	28,100	150
Dividends	5,372	52,755
Other assets	36,130	10,295

Total assets	21,384,373	16,573,984

Liabilities

Liquidity agreement borrowing	2,425,115	2,845,000
Payables
Accrued expenses	96,329	58,870
Investment management fees	15,434	11,308
Administrative services	10,859	8,488
Fund shares redeemed	6,386	324
Trustees	3,999	3,592
Distribution fees	3,858	3,214

Total liabilities	2,561,980	2,930,796

Net assets	$18,822,393	$13,643,188

Shares outstanding, $0.01 par value	16,043,460	822,647

Net asset value, offering, and redemption price per share	$1.17	$16.58

Net assets consist of

Paid in capital	$81,116,559	$7,680,150
Undistributed net investment loss	(319,273)	-
Accumulated net realized gain (loss) on investments and foreign currencies	(45,550,609)	414,973
Net unrealized appreciation (depreciation) on investments and foreign currencies	(16,424,284)	5,548,065

	$18,822,393	$13,643,188

See Notes to Financial Statements.
MIDAS ANNUAL REPORT 2016 14

STATEMENTS OF OPERATIONS
Financial Statements

For the Year Ended December 31, 2016	MIDAS FUND	MIDAS MAGIC

Investment income

Dividends	$174,680	$285,798
Foreign tax withholding	(8,776)	(8,892)

Total investment income	165,904	276,906

Expenses

Investment management	183,208	124,756
Transfer agent	146,800	55,080
Administrative services	126,120	88,305
Distribution	45,442	62,553
Interest and fees on bank borrowings	41,305	28,054
Bookkeeping and pricing	32,730	28,120
Auditing	19,980	25,620
Trustees	18,184	16,312
Custodian	6,310	5,955
Other	3,267	843
Legal	2,950	15,948
Shareholder communications	-	37,846
Registration	-	23,840
Insurance	-	4,890

Total expenses	626,296	518,122

Net investment loss	(460,392)	(241,216)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(670,160)	523,917
Foreign currencies	1,614	3,104
Unrealized appreciation (depreciation) on
Investments	7,267,517	1,346,563
Translation of assets and liabilities in foreign currencies	(4,327)	(217)

Net realized and unrealized gain	6,594,644	1,873,367

Net increase in net assets resulting from operations	$6,134,252	$1,632,151

See Notes to Financial Statements.
15 MIDAS ANNUAL REPORT 2016

STATEMENTS OF CHANGES IN NET ASSETS
Financial Statements

For the Years Ended December 31, 2016 and 2015	MIDAS FUND		MIDAS MAGIC

	2016	2015	2016	2015
Operations

Net investment loss	$(460,392)	$(281,863)	$(241,216)	$(256,854)
Net realized gain (loss)	(668,546)	(1,035,150)	527,021	3,891,286
Unrealized appreciation (depreciation)	7,263,190	(2,643,871)	1,346,346	(4,116,930)

Net increase (decrease) in net assets resulting from operations	6,134,252	(3,960,884)	1,632,151	(482,498)

Distributions to shareholders
Net realized gains	-	-	(2,655,623)	(2,500,792)

Total distributions	_	_	(2,655,623)	(2,500,792)

Capital share transactions (a)	2,616,641	(244,079)	1,524,881	939,260
Change in net assets resulting from capital share transactions Redemption fees	13,035	3,063	7	-

Increase (decrease) in net assets resulting from capital share transactions	2,629,676	(241,016)	1,524,888	939,260

Total change in net assets	8,763,928	(4,201,900)	501,416	(2,044,030)

Net assets

Beginning of period	10,058,465	14,260,365	13,141,772	15,185,802

End of period	$18,822,393	$10,058,465	$13,643,188	$13,141,772

Undistributed net investment loss in net assets at end of period	$(319,273)	$(66,218)	$-	$-

(a) Capital share transactions were as follows:

Value

Shares sold	$3,343,457	$1,941,964	$198,174	$575,471
Shares issued in connection with the acquisition of Perpetual (Note 11)	4,278,941	-	-	-
Shares issued on reinvestment of distributions	-	-	2,563,157	2,373,532
Shares redeemed	(5,005,757)	(2,186,043)	(1,236,450)	(2,009,743)

Net increase (decrease)	$2,616,641	$(244,079)	$1,524,881	$939,260

Number
Shares sold	2,827,817	2,145,573	10,936	24,712
Shares issued in connection with the acquisition of Perpetual (Note 11)	3,280,110	-	-	-
Shares issued on reinvestment of distributions	-	-	154,035	129,772
Shares redeemed	(4,144,061)	(2,413,401)	(68,281)	(87,425)

Net increase (decrease)	1,963,866	(267,828)	96,690	67,059

See Notes to Financial Statements.
MIDAS ANNUAL REPORT 2016 16

STATEMENTS OF CASH FLOWS
Financial Statements

For the Year Ended December 31, 2016	MIDAS FUND	MIDAS MAGIC

Cash flows from operating activities

Net increase in net assets resulting from operations	$6,134,252	$1,632,151
Adjustments to reconcile change in net assets resulting from operations to net cash provided by (used in) operating activities:
Proceeds from sales of long term investments	472,605	6,949,296
Purchase of long term investments	(1,796,585)	(6,826,704)
Unrealized appreciation of investments and foreign currencies	(7,263,190)	(1,346,346)
Net realized loss (gain) on sales of investments and foreign currencies	668,546	(527,021)
Net sales (purchases) of short term investments	1,540,708	(157,867)
Decrease (increase) in dividends receivable	1,608	(35,969)
Increase in foreign withholding taxes reclaimed	-	(1,531)
Increase in other assets	(2,835)	(719)
(Decrease) increase in accrued expenses	(123,361)	2,533
Increase in investment management fees payable	5,132	267
Increase in administrative services payable	4,711	1,532
Increase (decrease) in distribution fees payable	937	(8,191)
Increase (decrease) in trustees fees payable	110	(375)

Net cash used in operating activities	(357,362)	(318,944)

Cash flows from financing activities
Bank borrowings, net	2,037,760	1,458,612
Net shares redeemed	(1,680,398)	(1,047,545)
Cash distribution paid to shareholders	-	(92,466)

Net cash provided by financing activities	357,362	318,601

Net change in cash	-	(343)

Cash
Beginning of period	-	343

End of period	$-	$-

Supplemental disclosure of cash flow information
Cash paid for interest on bank borrowings	$15,075	$12,655
Noncash financing activities consisted of:
Shares issued in connection with the acquisition of Perpetual (Note 11)	4,278,941	-
Reinvestment of distributions	$-	$2,563,157

See Notes to Financial Statements.
17 MIDAS ANNUAL REPORT 2016

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	December 31, 2016

1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES  Midas Fund and Midas Magic (each individually, a “Fund,” and collectively, the “Funds”) are each a series of shares of Midas Series Trust (the “Trust”), a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open end management investment company. Each Fund is a distinct portfolio with its own investment objective and policies. The investment objectives of Midas Fund are primarily capital appreciation and protection against inflation and, secondarily, current income, and it invests primarily in precious metals and natural resource companies and bullion. The investment objective of Midas Magic is capital appreciation, which it seeks by investing in any security type in any industry sector and in domestic or foreign companies of any size. The Trust retains Midas Management Corporation as its Investment Manager of each Fund.

Each Fund currently offers one class of shares. The Funds impose a short term trading redemption fee on any Fund shares that are redeemed or exchanged within 30 days following their purchase date. The redemption fee is 1% of the amount redeemed. Such fees are retained by the Funds for the benefit of the remaining shareholders and are accounted for as an addition to paid in capital.

The Trust is an investment company and accordingly follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected close of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, a Fund may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Gold and silver bullion are valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by a Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees. Due to the inherent uncertainty of valuation, such fair value pricing values may differ from the values that would have been used had a readily available market for the assets existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Investments in Other Investment Companies – Each Fund may invest in shares of other investment companies (the “Acquired Funds”) in accordance with the Act and related rules. Shareholders in a Fund that so invests bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses. The expenses incurred by the Funds that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of an Acquired Fund are reflected in such Acquired Fund’s total return.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Forward Foreign Currency Contracts – Forward foreign currency contracts are marked to market and the change in market value is recorded by a Fund as an unrealized gain or loss. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counter-party is unable to meet the terms of the contract or if the value of the currency changes unfavorably.

MIDAS ANNUAL REPORT 2016 18

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	continued

Derivatives – The Funds may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of their portfolio holdings or to generate potential gain. Derivatives are financial contracts that derive their values from other securities or commodities, or that are based on indices. Derivatives are marked to market with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of the asset underlying a contract in which case the recognition of gain or loss is postponed until the disposal of the asset. The Funds risk loss if counterparties fail to meet the terms of the contract. Derivative contracts include, among other things, options, futures, forward currency contracts, and swap agreements.

Short Sales – The Funds may each may sell a security short it does not own in anticipation of a decline in the value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. A Fund is liable for any dividends or interest paid on securities sold short. A gain limited to the price at which a Fund sold the security short or a loss, unlimited in size, normally is recognized upon the termination of the short sale. Securities sold short result in off balance sheet risk as a Fund’s ultimate obligation to satisfy the terms of the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as practicable after a Fund is notified. Taxes withheld on income from foreign securities have been provided for in accordance with a Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed by the Investment Manager to have been incurred solely by a Fund are charged to that Fund. Expenses deemed by the Investment Manager to have been incurred jointly by a Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager, or other related entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

Expense Reduction Arrangement – Through arrangements with the Funds’ custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. No credits were realized by the Funds during 2016 or 2015.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “IRC”), and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by a Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds have reviewed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2013 - 2015) or expected to be taken in the Funds’ 2016 tax returns.

2 FEES AND TRANSACTIONS WITH RELATED PARTIES The Trust has retained the Investment Manager pursuant to an investment management agreement that provides for a management fee payable monthly and based on the average daily net assets of each Fund. With respect to Midas Fund, the annual management fee is 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion, and .75% over $1 billion. With respect to Midas Magic, the annual management fee is 1% on the first $10 million, .875% from $10 million to $30 million, .75% from $30 million to $150 million, .625% from $150 million to $500 million, and .5% over $500 million.

The Trust on behalf of each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Act. Under the plan and a related distribution agreement, each Fund pays the Distributor, Midas Securities Group, Inc., an affiliate of the Investment Manager, a fee at the annual rate of .25% based on the average daily net assets of each Fund for the maintenance of shareholder accounts and other activities and expenses primarily intended to result in the sale of the Funds’ shares. Prior to April 29, 2016, the fee Midas Magic paid the Distributor was at the annual rate of 1%. In addition, Midas Fund and Midas Magic each reimbursed the Distributor $23,581, and $2,112, respectively, for payments support made to certain brokers for record keeping, administrative, and similar services for the year ended December 31, 2016.

19 MIDAS ANNUAL REPORT 2016

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	continued

Certain officers and trustees of the Trust are officers and directors of the Investment Manager and the Distributor

Pursuant to the investment management agreement, the Funds reimburse the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the year ended December 31, 2016, the Funds reimbursed such costs as follows:

	MIDAS FUND	MIDAS MAGIC

Compliance	$66,070	$47,125

Accounting	60,050	41,180

Total	$126,120	$88,305

The Funds compensate each Trustee who is not an employee of the Investment Manager or its affiliates. These Trustees receive fees for service as a Trustee from the Fund and the other investment companies for which the Investment Manager or its affiliates serve as investment manager. In addition, Trustee out-of-pocket expenses are allocated to each Fund for which the Investment Manager or its affiliates serve as investment manager on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

3  DISTRIBUTABLE EARNINGS  The tax character of distributions paid by the Funds are summarized as follows:

	MIDAS FUND		MIDAS MAGIC

Distributions paid from:	Year ended December 31,		Year ended December 31,
	2016	2015	2016	2015

Long term capital gains	$ -	$ -	$ 2,655,623	$ 2,500,792

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	MIDAS FUND	MIDAS MAGIC

Accumulated net realized loss on investments	$(44,874,275)	$-
Undistributed capital gains	-	414,973
Net unrealized appreciation (depreciation)	(16,743,557)	5,548,065
Post-October losses	(676,334)	-

Total	$ (62,294,166)	$5,963,038

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

GAAP requires certain components related to permanent differences of net assets to be classified differently for financial reporting than for tax reporting purposes. These differences have no effect on net assets or net asset value per share. These differences, which may result in distribution reclassifications, are primarily due to net operating losses and foreign currency gains and losses. As of December 31, 2016, the Funds recorded the following financial reporting reclassifications to the net asset accounts to reflect those differences:

MIDAS ANNUAL REPORT 2016 20

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	continued

	MIDAS FUND	MIDAS MAGIC

Decrease in accumulated undistributed net investment loss	$207,337	$241,216
Decrease in accumulated net realized gain (loss) on investments	(214,234)	(120,141)
Increase (decrease) in paid in capital	6,897	(121,075)

Under the IRC, capital losses incurred in taxable years beginning after December 22, 2010 are allowed to be carried forward indefinitely and retain the character of the original loss. Capital loss carryover is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryover actually available for a Fund to utilize based on the results of future transactions. As a transition rule, post-enactment net capital losses are required to be utilized before pre-enactment net capital losses.

As of December31, 2016, Midas Fund had net a capital loss carryover of $44,874,275, of which $1,107,213 of short term and $32,453,557 of long term losses may be carried forward indefinitely and $11,313,505 expires in 2017.

4 VALUE MEASUREMENTS A hierarchy established by GAAP prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

•

Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy, within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock)—Most publicly traded equity securities are valued usually at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

The following is a summary of the inputs used as of December 31, 2016 in valuing each Fund’s assets. Refer to each Fund’s Schedule of Portfolio Investments for detailed information on specific investments.

MIDAS FUND	Level 1	Level 2	Level 3	Total

Bullion shares	$1,643,832	$-	$-	$1,643,832
Common stocks	19,463,430	-	-	19,463,430
Money market fund	152,632	-	-	152,632
Total investments, at value	$21,259,894	$-	$-	$21,259,894

21 MIDAS ANNUAL REPORT 2016

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	continued

MIDAS MAGIC	Level 1	Level 2	Level 3	Total

Common stocks	$16,344,611	$-	$-	$16,344,611
Money market fund	161,796	-	-	161,796
Total investments, at value	$16,506,407	$-	$-	$16,506,407

During the year ended December 31, 2016, Midas Fund transferred $138,600 of Ivanhoe Mines Ltd. Class A common stock categorized under Exploration and Project Development Companies into level 1 from level 2 due to the completion of the conversion of the Fund’s original Class B restricted shares of Ivanhoe into freely traded Class A shares. The Fund’s policy is to recognize transfers into and out of level 1, level 2, and level3 at the end of a reporting period.

5   INVESTMENT TRANSACTIONS As of December 31, 2016, for federal income tax purposes, subject to changes, the aggregate cost, gross unrealized appreciation (depreciation), and net unrealized appreciation (depreciation) of investments are summarized as follows:

	Federal Income	Gross Unrealized		Net Unrealized
	Tax Cost	Appreciation	(Depreciation)	Appreciation (Depreciation)

Midas Fund	$ 37,999,122	$ 1,036,660	$ (17,775,888)	$ (16,739,229)
Midas Magic	$ 10,958,078	$ 5,862,471	$ (314,142)	$ 5,548,329

Purchases and proceeds from sales or maturities of investment securities, excluding short term securities, for the year ended December 31, 2016 were as follows:

	MIDAS FUND	MIDAS MAGIC

Purchases	$1,796,585	$6,826,704
Proceeds	$472,605	$6,949,296

6 LIQUIDITY AGREEMENT Effective July 28, 2016, the Funds entered into a Liquidity Agreement (“LA”) with State Street Bank and Trust Company (“SSB”), each Fund’s custodian and securities lending agent. The LA allows Midas Fund and Midas Magic to draw up to $8 million and $4 million (maximum liquidity commitment), respectively, and includes a securities lending authorization by the Funds to SSB to engage in agency securities lending and reverse repurchase activity.

Interest is charged on the drawn amount at the rate of one-month LIBOR (London Interbank Offered Rate) plus 1.20% per annum, and is payable monthly. A non-usage fee is charged on the difference between the maximum liquidity commitment and the drawn amount at the rate of one-month LIBOR plus 0.07% per annum, and is payable monthly.

Generally, each Fund pledges its assets as collateral to secure its obligations under the LA and makes these assets available for securities lending and repurchase transactions initiated by SSB, although each Fund retains the risks and rewards of the ownership of assets pledged. Under the terms of the LA, a Fund may enter into securities lending transactions initiated by SSB, acting as the Fund’s authorized securities lending agent. All securities lent through SSB are required to be secured with cash collateral received from the securities lending counterparty in amounts at least equal, to 100% of the initial market value of the securities lent. Cash collateral received by SSB, in its role as securities lending agent for the Funds, is credited against the amounts drawn under the LA. Any amounts credited against the LA are considered leverage and would be subject to various limitations in the LA and the Act, or both. Upon return of loaned securities, SSB will return collateral to the securities lending counterparty and may fund the amount of collateral returned through securities lending, repurchase, and/or other lending activities provided under the LA. Amounts paid by securities lending counterparties for loaned securities are retained by SSB.

MIDAS ANNUAL REPORT 2016 22

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	continued

In the event of a securities lending counterparty default, SSB indemnifies the Funds for certain losses that may arise in connection with the default. SSB uses the collateral received from the securities lending counterparty to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of the replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of the collateral. Although the risk of the loss of the securities lent is mitigated by receiving collateral from the securities lending counterparty and through SSB indemnification, a Fund could experience a delay in recovering securities or could experience a lower than expected return if the securities lending counterparty fails to return the securities on a timely basis.

The Funds or SSB may terminate the LA with 179 days’ prior written notice to the other party absent a default or facility termination event. If certain asset coverage and collateral requirements, minimum net assets, or other covenants are not met, the LA could be deemed in default and result in termination.

Prior to July 28, 2016, the Trust had a Committed Facility Agreement (“CFA”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed it to adjust its credit facility up to $25,000,000 subject to BNP’s approval, and a Lending Agreement, as defined below. The Lending Agreement allowed BNP to may make loans to each Fund from time to time in its sole discretion and in amounts determined by BNP in its sole discretion. Borrowings under the CFA and the Lending Agreement (collectively, the “Lending Agreements”) were secured by assets of the borrowing Fund (the “pledged collateral”) that were held in a segregated account with the Fund’s custodian. Interest was charged at the 1 month LIBOR plus 0.95% on the amount borrowed and 0.50% on the undrawn balance. Because the Trust adjusted the facility amount each day to equal borrowing drawn that day, the annualized rate charge on undrawn facility amounts provided for by the CFA had not been incurred. The Lending Agreements provided for BNP to borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by each Fund to BNP. The Lending Agreements allowed BNP to re-register the Lent Securities in its own name or in another name other than the Fund’s and pledge, re-pledge, sell, lend, or otherwise transfer or use the Lent Securities with all attendant rights of ownership. A Fund could designate any security within the pledged collateral as ineligible to be a Lent Security, provided there were eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. BNP remitted payment to a Fund equal to the amount of all dividends, interest, or other distributions earned or made by the Lent Securities. The Funds earned securities lending income consisting of payments received from BNP for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. There were no Lent Securities during the period from January 1, 2016 through July 28, 2016 for either Fund.

Under the LA and CFA, at December 31, 2016, the outstanding loan balance and the value of assets pledged as collateral and, for the year ended December 31, 2016, average daily amount outstanding, the maximum amount outstanding, and weighted average interest rate were as follows:

	MIDAS FUND	MIDAS MAGIC

Outstanding loan balance	$2,425,115	$2,845,000

Value of assets pledged as collateral	$4,671,155	$448,212

Average daily amount outstanding	$1,187,411	$1,164,092

Maximum amount outstanding	$3,740,115	$2,850,831

Weighted average interest rate	1.69%	1.45%

7   PORTFOLIO CONCENTRATION Each Fund operates as a “non-diversified” investment company, which means that the portion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the Act and the amount of the outstanding voting securities of a particular issuer held by a Fund is not limited. Each Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the IRC, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of a Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of a Fund’s portfolio, although no single investment can exceed 25% of a Fund’s total assets at the time of purchase. A more concentrated portfolio may cause a Fund’s net asset value to be more volatile and thus may subject shareholders to more risk.

23 MIDAS ANNUAL REPORT 2016

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	concluded

8   FOREIGN SECURITIES RISK Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments, which could adversely affect the value of such securities. Moreover, securities of foreign issuers and traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

In June 2016, the United Kingdom (UK) voted to leave the European Union (EU) following a referendum referred to as “Brexit.” It is expected that the UK will exit the EU within two years; however, the exact time frame for the UK’s exit is unknown. There is still considerable uncertainty relating to the potential consequences of the withdrawal, including how the financial markets will react. In light of the uncertainties surrounding the impact of the Brexit on the broader global economy, the negative impact could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, which could have an adverse effect on the value of a Fund’s investments.

9   LEVERAGE RISK The Funds may use leverage to the extent permitted under the Act. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s investments. Money a Fund borrows for leveraging is limited to 33 1/3% of the value of its total assets. These borrowings would be subject to interest costs that may or may not be offset by income or capital gain from the securities purchased. There can be no assurance that a Fund’s use of leverage will be successful.

10   CONTINGENCIES The Funds indemnify officers and trustees for certain liabilities that might arise from their performance of their duties for the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Funds under circumstances that have not occurred.

11   REORGANIZATION On June 20, 2016, the shareholders of Midas Perpetual Portfolio (“Perpetual”) approved the reorganization (“Reorganization”) of Perpetual into Midas Fund, each a separate series of the Trust, pursuant to an Agreement and Plan of Reorganization, which closed on June 24, 2016. The Reorganization was accomplished by the exchange, intended to be tax free, of 3,280,110 shares of Midas Fund at a net asset value of $1.30 for 4,862,175 shares of Perpetual. The net assets of Perpetual before the Reorganization were $4,278,941, including unrealized appreciation of $65,502 and realized losses of $206,662 at June 23, 2016. The investment portfolio of Perpetual, with a fair value of $4,350,753 and identified cost of $4,285,251 on June 23, 2016, was the principal asset acquired by Midas Fund. For financial reporting purposes, assets received and shares issued by Midas Fund were recorded at fair value. However, the cost basis of the investments received from Perpetual was carried forward to align ongoing reporting of Midas Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of Midas Fund were $18,537,603. Immediately after the Reorganization, the net assets of Midas Fund were $22,816,544.

Assuming the Reorganization had been completed on January 1, 2016, the beginning of the reporting period of Midas Fund, Midas Fund’s pro forma results of operations for the period ended December 31, 2016, are as follows:

Net investment loss (1)	$(322,467)

Net realized and unrealized gain on investments and foreign currencies (2)	$7,143,975

Net increase in net assets resulting from operations	$6,821,508

(1)

Comprised of 2016 net investment loss reported by Midas Fund of $460,392, plus net investment loss incurred by Perpetual prior to the Reorganization of $194,518, less $332,443 of expenses estimated to have been eliminated on a pro forma basis.

(2)

Comprised of 2016 net realized and unrealized gain reported for Midas Fund of $6,659,398, plus net realized and unrealized gain on investments and foreign currencies incurred by Perpetual prior to the Reorganization of $484,577.

Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of Perpetual that have been included in Midas Fund’s Statement of Operations since June 24, 2016.

MIDAS ANNUAL REPORT 2016 24

FINANCIAL HIGHLIGHTS
Financial Statements

MIDAS FUND	For the Year Ended December 31,

	2016	2015	2014	2013	2012

Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$0.71	$0.99	$1.38	$2.59	$3.57
Income (loss) from investment operations:
Net investment loss (1)	(0.03)	(0.02)	(0.02)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	0.49	(0.26)	(0.37)	(1.19)	(0.94)
Total from investment operations	0.46	(0.28)	(0.39)	(1.21)	(0.98)
Net asset value, end of period*	$1.17	$0.71	$0.99	$1.38	$2.59

Total Return	64.79%	(28.28)%	(28.26)%	(46.72)%	(27.45)%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$18,822	$10,058	$14,260	$20,815	$44,884
Ratio of expenses to average net assets (2)	3.39%	4.00%	3.04%	3.02%	2.94%
Ratio of net investment loss to average net assets	(2.49)%	(2.18)%	(1.69)%	(1.30)%	(1.49)%
Portfolio turnover rate	2%	11%	31%	17%	12%

(1) Average shares outstanding during the period are used to calculate per share data.

(2) The ratio of expenses excluding loan interest and fees on bank borrowings to average net assets was 3.17%, 3.99%, 2.97%, 2.96%, and 2.85% for the years ended December 31, 2016, 2015, 2014, 2013, and 2012, respectively.

* Redemption fees from capital share transactions were less than $0.005 per share.

See Notes to Financial Statements.
25 MIDAS ANNUAL REPORT 2016

FINANCIAL HIGHLIGHTS
Financial Statements

MIDAS MAGIC	For the Year Ended December 31,

	2016	2015	2014	2013	2012

Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$18.10	$23.05	$24.33	$18.73	$16.00
Income (loss) from investment operations:
Net investment loss (1)	(0.34)	(0.40)	(0.50)	(0.46)	(0.57)
Net realized and unrealized gain (loss) on investments	2.79	(0.38)	0.96	7.53	3.30
Total from investment operations	2.45	(0.78)	0.46	7.07	2.73
Less distributions:
Realized gains	(3.97)	(4.17)	(1.74)	(1.47)	-
Net asset value, end of period*	$16.58	$18.10	$23.05	$24.33	$18.73

Total Return	13.44%	(3.56)%	1.82%	37.79%	17.06%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$13,643	$13,142	$15,186	$16,738	$13,245
Ratio of expenses to average net assets (2)	4.04%	3.92%	3.59%	3.37%	4.93%
Ratio of net investment loss to average net assets	(1.88)%	(1.79)%	(2.00)%	(2.10)%	(3.18)%
Portfolio turnover rate	49%	37%	30%	13%	20%

(1) Average shares outstanding during the period are used to calculate per share data.

(2) The ratio of expenses excluding loan interest and fees on bank borrowings to average net assets was 3.82%, 3.81%, 3.49%, 3.31%, and 4.76% for the years ended December 31, 2016, 2015, 2014, 2013, and 2012, respectively.

* Redemption fees from capital share transactions were less than $0.005 per share.

See Notes to Financial Statements.
MIDAS ANNUAL REPORT 2016 26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Financial Statements

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF

MIDAS SERIES TRUST

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Midas Series Trust, comprised of Midas Fund and Midas Magic, as of December 31, 2016, the related statements of operations and of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included considerations of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds referred to above of Midas Series Trust as of December 31, 2016, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended presented in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 27, 2017

27 MIDAS ANNUAL REPORT 2016

TRUSTEES OF THE TRUST
	Supplemental Information	(Unaudited)

The following table sets forth certain information concerning the trustees currently serving on the Board of Trustees of the Trust. The Trust’s Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling toll free 1-800-400-MIDAS (6432) and at www.MidasFunds.com.

INDEPENDENT TRUSTEES
Name, Address (1), and Date of Birth	Trustee Since (2)	Principal Occupation and Business Experience for the Past Five Years	Funds in Complex Overseen (3)	Other Director- ships Held (4)

Bruce B. Huber CLU, ChFC, MSFS February 7, 1930	2012 (predecessor Fund: 1981)	Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate, and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and a member of the Endowment Board of the Community YMCA of Red Bank, NJ.	4	None

James E. Hunt December 14, 1930	2012 (predecessor Fund: 1980)	Retired. He is a former Limited Partner of Hunt Howe Partners LLC (executive recruiting consultants).	4	None

Peter K. Werner August 16, 1959	2012 (predecessor Fund: 2004)	Since 1996, he has taught, directed, and coached many programs at The Governor’s Academy of Byfield MA. Currently, he teaches economics and history at the Governor’s Academy. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	4	None
INTERESTED TRUSTEE

Thomas B. Winmill (5) PO Box 4 Walpole, NH 03608 June 25, 1959	2012 (predecessor Fund: 1993)

He is President, Chief Executive Officer, Chairman, and a Trustee or Director of the Trust, Dividend and Income Fund, and Foxby Corp. He is President, Chief Executive Officer, and General Counsel of the Investment Manager and Bexil Advisers LLC (registered investment advisers, collectively, the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers, collectively, the “Broker-Dealers”), Bexil Corporation (a holding company) (“Bexil”), and Winmill & Co. Incorporated (a holding company) (“Winco”). He is a Director and Vice President of Global Self Storage, Inc. (a self storage REIT) (“SELF”). He is a Director of Bexil American Mortgage Inc. He is Vice President of Tuxis Corporation (a real estate company) (“Tuxis”). He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), and he is a portfolio manager of Midas Fund, Midas Magic, Dividend and Income Fund, and Foxby Corp. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is the brother of Mark C. Winmill.

			4	Global Self Storage, Inc.

(1) Unless otherwise noted, the address of record for the trustees is 11 Hanover Square, New York, New York 10005. (2) Each Trustee shall hold office until his or her successor is elected, his or her death, or the Trust terminates, whichever is sooner, with certain exceptions. (3) The “Fund Complex” is comprised of each series of the Trust, Dividend and Income Fund, and Foxby Corp., which are managed by the Investment Manager or its affiliate. (4) Refers to directorships and trusteeships held by a trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Act, excluding those within the Fund Complex. (5) He is an “interested person” of the Trust as defined by the Act because of his position with the Investment Manager.

MIDAS ANNUAL REPORT 2016 28

OFFICERS OF THE TRUST
	Supplemental Information	(Unaudited)

The executive officers, other than those who serve as trustees, and their relevant biographical information are set forth below.

OFFICERS OF THE TRUST
Name, Address (1), and Date of Birth	Title and Officer Since (2)	Principal Occupation and Business Experience for the Past Five Years

Russell Kamerman, Esq. July 8, 1982	Chief Compliance Officer, AML Officer, Associate General Counsel, Vice President, and Assistant Secretary since 2014.

Chief Compliance Officer, Anti-Money Laundering Officer, Associate General Counsel, Vice President and Assistant Secretary of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil, SELF, Tuxis, and Winco. He is a member of the New York State Bar and the Chief Compliance Officer Committee and the Advertising Compliance Advisory Committee of the Investment Company Institute. Previously, he was an attorney in private practice focusing on regulatory, compliance, and other general corporate matters relating to the structure, formation, and operation of investment funds and investment advisers.

Heidi Keating March 28, 1959	Vice President since 2012. (predecessor Fund: 1988)	Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil, SELF, Tuxis, and Winco. She is a member of the IPCs.

Thomas O’Malley July 22, 1958	Chief Accounting Officer, Chief Financial Officer, Treasurer, and Vice President since 2012. (predecessor Fund: 2005)

Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil, SELF, Tuxis, and Winco. He is a certified public accountant.

John F. Ramirez, Esq. April 29, 1977	General Counsel, Chief Legal Officer, Vice President and Secretary since 2012. (predecessor Fund: 2005)

General Counsel, Chief Legal Officer, Vice President, and Secretary of the other investment companies in the Fund Complex, SELF, and Tuxis. He is Vice President, Senior Associate General Counsel, and Secretary of the Advisers, the Broker-Dealers, Bexil, and Winco. He is a member of the IPCs. He also is a member of the New York State Bar and the Investment Advisers Committee, Small Funds Committee, and the Compliance Advisory Committee of the Investment Company Institute.

Mark C. Winmill November 26, 1957	Vice President since 2012.

Vice President of the other investment companies in the Fund Complex and the Advisers. He is a member of the IPCs. He is President, Chief Executive Officer, Chairman, and a Director of SELF and Tuxis. He is Executive Vice President and a Director of Winco, Vice President of Bexil, and a principal of the Broker-Dealers. He is the brother of Thomas B. Winmill.

(1) Unless otherwise noted, the address of record for the officers is 11 Hanover Square, New York, New York 10005. (2) Officers hold their positions with the Trust until a successor has been duly elected and qualifies. Officers are generally elected annually at the December meeting of the Board of Trustees. The officers were last elected on December 14,2016.

29 MIDAS ANNUAL REPORT 2016

ADDITIONAL INFORMATION
	Supplemental Information	(Unaudited)

QUARTERLY SCHEDULES OF PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s quarterly reports on Form N-Q are also available on its website at www.MidasFunds.com.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-400-MIDAS (6432) and on the website of the SEC at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, by calling 1-800-400-MIDAS (6432), on the website of the SEC at www.sec.gov, and on the Trust’s website at www.MidasFunds.com.

CHANGES TO ANTI-TAKEOVER PROVISIONS IN THE GOVERNING DOCUMENTS

In January 2017, the Board of Trustees adopted an amendment to the Trust’s Amended Trust Instrument. The amendment limits the fiduciary duties of the Trustees as permitted under the Delaware Statutory Trust Act, except as provided under the Act. Additionally, the amendment provides that the “fiduciary exception” does not apply to communications between the Trustees and legal counsel. The “fiduciary exception” is a concept, recognized by some courts, under which such communications are not entitled to the attorney-client privilege, and are thus discoverable in litigation. These changes in the Trust’s Amended Trust Instrument have not been approved by shareholders. These provisions of the Trust’s governing documents may be regarded as “anti-takeover” provisions because, either alone or in combination, they could have the effect of, among other things, limiting the ability of other entities or persons to acquire control of the Trust or the ability of shareholders to effect changes in Trust management. The foregoing summary is subject to the governing documents of the Trust, which are on file or are expected to be filed with the SEC.

MIDAS ANNUAL REPORT 2016 30

INVEST WITH MIDAS
	Account Information	(Unaudited)

MIDAS FUNDS OFFER

•	Regular Accounts

•	IRA Retirement Accounts, including Traditional, Simplified Employee Pension IRA (SEP IRA, a retirement plan specifically designed for, and funded by, self-employed people and small-business owners), Roth, and SIMPLE. The Savings Incentive Match Plan for Employees (SIMPLE) plan is devised specifically to help satisfy the needs of small businesses with 100 or fewer employees.

•	Education Savings Accounts

•	Health Savings Accounts

•	Online and toll free telephone account access

•	Electronic delivery of account statements, reports, and prospectus, etc.

Only $1,000 minimum to open a Midas Funds account, with subsequent minimum investments of $100.

There is NO FEE to open an account.

Join our free and automatic Midas Systematic Investment Program and open an account for only $100, and make subsequent monthly investments of $100 or more.

SIGN UP FOR ELECTRONIC DELIVERY

Midas shareholders can now sign up for electronic delivery of their account statements, confirmations, annual and semi-annual reports, prospectuses, and other material to receive Midas information more quickly and conveniently.

It is fast and easy to sign up for electronic delivery. Just follow these three simple steps:

(1)	go to www.MidasFunds.com, click THE MIDAS TOUCH®Account Access at the top menu bar and then log in.

(2)	after logging in, under Web User Profile, click on Edit next to Delivery Mode Settings, and

(3)

on this page you can choose to have confirmation statements, regulatory documents, such as annual and semi-annual reports and prospectuses, account statements and/or tax forms, sent to your e-mail address. That’s it!

Cautionary Note Regarding Forward Looking Statements - One of Midas’ guiding principles is that we will communicate with our shareholders and prospective investors as candidly as possible because we believe shareholders and prospective investors benefit from understanding our investment philosophy and approach. Certain information presented in this report may contain “forward looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward looking statements include, but are not limited to, statements concerning the Midas’ plans, objectives, goals, strategies, future events, future performance, or intentions, and other information that is not historical information. In some cases, forward looking statements can be identified by terminology such as “believes,” “expects,” “estimates,” “may,” “will,” “should,” “anticipates” or “intends,” or the negative of such terms or other comparable terminology, or by discussions of strategy. All forward looking statements by Midas involve known and unknown risks, uncertainties, and other factors, many of which are beyond the control of Midas, which may cause Midas’ actual results to be materially different from those expressed or implied by such statements. Midas may also make additional forward looking statements from time to time. All such subsequent forward looking statements, whether written or oral, by Midas or on its behalf, are also expressly qualified by these cautionary statements. All forward looking statements, including without limitation, Midas’ examination of historical trends and estimates, are based upon the Midas’ current expectations and various assumptions. Midas’ expectations, beliefs, and projections are expressed in good faith and it believes there is a reasonable basis for them, but there can be no assurance that Midas’ expectations, beliefs, and projections will result or be achieved. All forward looking statements apply only as of the date made. Midas undertakes no obligation to publicly update or revise forward looking statements which may be made to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events. There is no assurance that a Fund’s investment objectives will be attained.

You should carefully consider the investment objectives, risks, charges and expenses of the Midas Funds by reading the prospectus carefully before investing or sending money. For investment risks associated with each Fund, please read “Principal Risks of Investing in the Fund,” and “Investment Objectives, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings” in the free prospectus, which contains this and other important information about the Midas Funds. To obtain a copy of the prospectus, please contact us at 1-800-400-MIDAS (6432) or download it at http://www.midasfunds.com/midas-funds-prospectus.pdf.

Midas Fund invests in securities of companies involved in the business of mining, processing, fabricating, distributing or otherwise dealing in natural resources and precious metals. Midas Fund is subject to the risks associated with market fluctuations, foreign investment, non-diversification, concentration, investments in gold, silver, platinum, and other precious metals, natural resource companies, depletion and exploration risk, and in-kind redemptions.

Investment products, including shares of the Funds, are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by, any financial institution and involve investment risk, including possible loss of principal and fluctuation in value. Consult with your tax advisor or attorney regarding specific tax issues.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. NOT FDIC INSURED MAY LOSE VALUE NOT BANK GUARANTEED

31 MIDAS ANNUAL REPORT 2016

INSTRUCTIONS FOR ONLINE AND PAPER APPLICATIONS
Opening Your New Account

ONLINE

To open a Regular Individual or Joint Account, Uniform Gift to Minor Account, or a Traditional, SEP, SIMPLE, or Roth IRA Account, just follow the 3 steps below.

1   Visit www.MidasFunds.com and click “Open an Account” at the top menu bar.

2   Follow the instructions and complete the information to open a new account.

3   Start investing in the Midas Funds of your choice today!

PAPER

To open a Regular Individual or Joint Account or a Uniform Gift to Minor Account, use the paper application on the next page. For a Traditional or Roth IRA Account application, please call 1-800-400-MIDAS (6432) to request that an IRA application be sent in the mail to you or go to www.MidasFunds.com/midas-ira-accounts and print out an IRA application.

THE NUMBER ON THE INSTRUCTIONS BELOW CORRESPOND WITH THE NUMBER OF THE SECTION ON THE APPLICATION.

1

REGISTRATION  If there is more than one owner of the account, the registration will be “Joint Tenants with Right of Survivorship” unless you specify “Tenants in Common.” If this is a Uniform Gift/Transfer to a Minor, please enter all information requested for the minor.

2

MAILING AND E-MAIL ADDRESSES, TELEPHONE NUMBER, AND CITIZENSHIP  If you are a non-U.S. citizen residing in the United States, in addition to this Account Application, you will be required to attach a Form W-8 BEN, which can be obtained from the IRS website at www.irs.gov or calling 1-800-829-3676. If this is a Uniform Gift/Transfer to a Minor, please enter all information for the Custodian, including the custodian’s physical address.

3

CHOOSE FUND(S) AND AMOUNT INVESTED Indicate the Fund(s) in which you are opening an account. The opening minimum for a Fund is $1,000 ($100 for Midas Systematic Investment Programs—see Section 7 of the Account Application). The minimum subsequent investment is $100.

4	DISTRIBUTIONS Your dividends and distributions will be reinvested in additional shares of the Fund unless you instruct Midas otherwise.
5

SHAREHOLDER COMMUNICATIONS  Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 of the Account Application. To learn more about how you can access your account online and sign up for electronic delivery of these materials, please visit www.MidasFunds.com/e-delivery.

6

COST BASIS Check the method of cost basis you would prefer. The default cost basis for each of the Midas Funds is the Average Cost method. Visit www.MidasFunds.com/tax-planning for additional information on cost basis.

7

MIDAS SHAREHOLDER SERVICES — MIDAS SYSTEMATIC INVESTMENT PROGRAM/ THE MIDAS TOUCH®With the free Midas Systematic Investment Program, you can establish a convenient and affordable long term investment program. The $1,000 minimum investment requirement is waived since the Midas Systematic Investment Program is designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s). Please specify the total amount you want to invest each month, the Fund and when you’d like to start.

All shareholders can obtain information about their account 24 hours a day, every day, at www.MidasFunds.com and by automated telephone response at 1-800-400-MIDAS (6432). Only with THE MIDAS TOUCHcan you manage your account by purchasing or redeeming Fund shares using electronic funds transfer, initiate Fund to Fund transfers between the Midas Funds, and perform transactions through a Shareholder Services Representative.

To activate these features, please indicate your bank routing and account numbers or attach a voided check.

8	SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING After reading this section, please sign and date the Account Application.

SEND BY MAIL  Mail your completed Account Application to Midas Funds, Box 46707, Cincinnati, OH 45246-0707.

Checks must be payable to Midas Funds in U.S. dollars. Third party checks and money orders (other than money orders issued by a bank) cannot be accepted.

SEND BY WIRE  Call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET, on business days to speak with a Shareholder Services Representative, for wire instructions.

IF YOU NEED ANY ASSISTANCE IN COMPLETING AN ONLINE OR PAPER APPLICATION, PLEASE CALL A SHAREHOLDER SERVICES REPRESENTATIVE AT 1-800-400-MIDAS (6432) BETWEEN 8 A.M. AND 6 P.M. ET ON BUSINESS DAYS.

33 MIDAS ANNUAL REPORT 2016

IMPORTANT: In compliance with the USA Patriot Act, federal law requires all financial institutions (including mutual funds) to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: When you open an account, we must receive your name, address, date of birth, and other information that will allow us to identify you. We may also ask for additional identifying documents. The information is required for all owners, co-owners, or anyone authorized to sign or transact on behalf of a legal entity that will own the account. We will return your application if this information is missing. If we are unable to verify this information, your account may be closed and you will be subject to all applicable costs.

1 REGISTRATION (Please type or print.) For assistance with this Application, please call 1-800-400-MIDAS (6432) 8 a.m. - 6 p.m. ET. Individual or Custodian of a Gift/Transfer to a Minor:

First Name	Middle Initial	Last Name	Social Security #	Date of Birth
Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified here as Tenants in Common ☐

First Name	Middle Initial	Last Name	Social Security #	Date of Birth
Gift/Transfer to a Minor:

Minor’s First Name	Minor’s Middle Initial	Minor’s Last Name	Minor’s Social Security #	Minor’s Date of Birth

Minor’s Address (if different than custodian address)		City	State / Zip

2 MAILING AND E-MAIL ADDRESSES, TELEPHONE NUMBER, AND CITIZENSHIP

Street Address (physical address)	City	State / Zip	Daytime Telephone

Mailing Address (if different from above)	City	State / Zip	Daytime Telephone

	Citizen of ☐ U.S. ☐ Other:		Citizen of ☐ U.S. ☐ Other:

E-mail Address	Owner (If other, attach IRS Form W-8.)		Joint Owner (If other, attach IRS Form W-8.)

PLEASE TELL US HOW YOU HEARD ABOUT MIDAS:

3 FUND(S) CHOSEN AND AMOUNT INVESTED($1,000 minimum per Fund) Note: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the free, automatic Midas Systematic Investment Program (see Section 7).

MIDAS FUND		MIDAS MAGIC		TOTAL
$	+	$	=	$

By Check:	Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks and money orders cannot be accepted.

By Wire:

Please complete this Application (except for the sentence in brackets below) and fax to 1-877-513-0756 with the name of the sending bank and amount to be wired before making an initial investment by wire. You will then be assigned a Midas account number and wiring address. Then, fill in the blanks in the sentence in brackets below and mail to Midas.

[Assigned Midas account number                              and the date the wire was sent                             .]

4 DISTRIBUTIONS If no box is checked, the Automatic Compounding Option will be assigned to increase the shares you own.
☐ Automatic Compounding Option Dividends and distributions reinvested in additional shares. ☐ Payment Option Dividends and distributions in cash.

5 SHAREHOLDER COMMUNICATIONS  Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 above by U.S. mail. After your Midas account is established, to change to e-delivery please visit www.MidasFunds.com/e-delivery.

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MIDAS ANNUAL REPORT 2016 34

6 COST BASIS  If no box is checked, the Average Cost method will be assigned as the default cost basis method.

☐Average Cost  ☐ First In, First Out  ☐Last In, First Out  ☐Low Cost, First Out   ☐High Cost, First Out

☐Loss/Gain Utilization

☐Specific Lot Identification  We collect this information to report cost basis information on IRS Form 1099-B. This cost basis method will be applied to all Midas Funds with the same ownership unless a different method is provided for specific funds on a separate page. Visit www.MidasFunds.com/tax-planning for information on cost basis.

7 MIDAS SYSTEMATIC INVESTMENT PROGRAM AND THE MIDAS TOUCH®-  Check the box for the service(s) you want for your account, and below please attach a voided check.

☐  Midas Systematic Investment Program - Starting                              (date) automatically purchase shares of                                      (Fund Name) each month by transferring $                                                   ($100 minimum) from my bank account each month. I understand there is no charge by Midas for this service.

☐   THE MIDAS TOUCH -  All Midas shareholders can access account information 24 hours a day, every day, at www.MidasFunds.com and 1-800-400-MIDAS (6432). With THE MIDAS TOUCH, you can also manage your account by purchasing or redeeming Fund shares with the proceeds from and to your bank account, transfer between the Midas Funds, and perform telephone transactions through a Shareholder Services Representative.

To participate in the Midas Systematic Investment Program or to get THE MIDAS TOUCH,

please attach a voided check.

8 SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING

“I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund’s privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Midas Securities Group, Inc., (collectively “Service Agents”) are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions. I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).” (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of ☐ Owner ☐ Custodian Date Signature of Joint Owner (if any) Date This Account Application must be signed and completed by all authorized signers.

35 MIDAS ANNUAL REPORT 2016

With THEMIDAS TOUCH, you enjoy enhanced access at any time, online at www.MidasFunds.com or by telephone 1-800-400-MIDAS (6432), to:

•	Open a Midas investment account online

•	Monitor your investments

•	Retrieve your account history

•	Review recent transactions

•	Obtain Fund prices

•	Check your account balances and account activity

•	Obtain prospectuses, shareholder reports, and account applications, as well as IRA transfer forms and Systematic Investment Program forms for regular monthly investing

•	Purchase or redeem Fund shares using electronic funds transfer to move money to or from your authorized bank account

•	Initiate account transactions, such as Fund to Fund exchanges between the Midas Funds

•	Make transactions through a Shareholder Services Representative Monday through Friday, from 8 a.m. to 6 p.m. ET

MIDAS FUNDS P.O. BOX 46707 CINCINNATI, OH 45246-0707 1-800-400-MIDAS (6432) FOR INVESTMENT INFORMATION

Past performance does not guarantee future results. The investment return and principle value of an investment will fluctuate, so shares when redeemed may be worth more or less than their original cost. Dollar cost averaging through the Systematic Investment Program does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low. Current performance may be lower or higher than the performance quoted herein. For performance data current to the most recent month-end, visit www.MidasFunds.com. This Report and the financial statements it contains are submitted for the general information of the shareholders of the Midas Funds. This Report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which contains more complete information, including charges, risks and expenses. Please read it carefully before you invest or send money.

Midas Securities Group, Inc., Distributor. Member, FINRA, SIPC.

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11 Hanover Square

12th Floor

New York, NY 10005

Return Service Requested

Sign up for electronic delivery at www.MidasFunds.com/e-delivery

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Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)
The text of the Code can be viewed on the registrant's website, www.midasfunds.com, or a copy of the Code may be obtained free of charge by calling Winmill & Co. Incorporated collect at 1-212-785-0900.

Item 3. Audit Committee Financial Expert.

        The registrant's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees: Bruce B. Huber, James E. Hunt, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES

2016 - $46,250
2015 - $59,750

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT-RELATED FEES

2016 - $4,000
2015 - $4,500

Audit related  fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

TAX FEES

2016 - $9,500
2015 - $13,500

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

ALL OTHER FEES

2016 - $6,500
2015 - N/A

(e)
(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by the auditors to the registrant, and any non-audit services proposed to be provided by such auditors to the registrant's Investment Manager, if the engagement relates directly to the registrant's operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the registrant is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the registrant to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $34,500 in 2016 and $38,500 in 2015.

(h)
The registrant's audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

        The registrant has a standing audit committee. The members of the audit committee are Bruce B. Huber, James E. Hunt and Peter K. Werner.

Item 6. Schedule of Investments.

        Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

        Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

        There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(b)	Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

March 10, 2017	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President

March 10, 2017	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

March 10, 2017	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President

March 10, 2017	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer